SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                        Date of Report: March 23, 2001





                          SWIFT TRANSPORTATION CO, INC.
             (Exact Name of Registrant as Specified in its Charter)





           Nevada                        0-18605                 86-0666860
  (State or other jurisdiction    (Commission File Number)     (I.R.S Employer
of incorporation or organization)                           (Identification No.)




                             2200 South 75th Avenue
                             Phoenix, Arizona 85043
               (Address of Principal Executive Offices) (Zip Code)



                                 (602) 269-9700
              (Registrant's Telephone Number, Including Area Code)



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ITEM  7.  EXHIBITS.
         (c)  Exhibits
                  (99) Slide Presentation of Swift Transportation Co., Inc.

ITEM  9.  REGULATION FD DISCLOSURE.

         Swift has prepared a slide presentation that it intends to utilize in meetings with investors, stockholders, and analysts. A copy of the slide presentation is filed herewith as Exhibit 99.

         Certain information in this filing consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning Swift's future growth, Swift's projected revenues, Swift's ability to recruit, train and retain qualified drivers, Swift's low operational costs, the benefits of Swift's terminal network, industry challenges generally, the industry challenges that affect Swift, the pending merger with M.S. Carriers, Inc., projected revenue and cost benefits of the merger, and the pro forma ranking of the merged companies in various industry categories. Such statements are based upon the current beliefs and expectations of Swift's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. As to Swift's business and financial performance generally, the following factors, among others, could cause actual results to differ materially from those in forward-looking statements: excess capacity in the trucking industry; significant increases or rapid fluctuations in fuel prices, interest rates, fuel taxes, tolls, license and registration fees; difficulty in attracting and retaining qualified drivers and owner operators, especially in light of the current shortage of qualified drivers and owner operators; recessionary economic cycles and downturns in customers' business cycles, particularly in market segments and industries (such as retail and manufacturing) in which Swift has a significant concentration of customers; a significant reduction in or termination of the Company's trucking services by a key customer; seasonal factors such as harsh weather conditions that increase operating costs; increases in driver compensation to the extent not offset by increases in freight rates; the inability of Swift to continue to secure acceptable financing arrangements; the ability of Swift to continue to identify and combine acquisition candidates that will result in successful combinations, including Swift's pending merger with M.S. Carriers, Inc.; increases in claims or the cost of insurance; and competition from trucking, rail and intermodal competitors. With respect to the proposed acquisition of M.S. Carriers, Inc. these risks and uncertainties include: the ability to obtain governmental approvals of the merger on the proposed terms and schedule; the failure of Swift's and M.S. Carriers' stockholders to approve the merger; the risk that the businesses will not be integrated successfully or that integration costs will exceed our estimates; the risk that the revenue and other synergies and cost savings from the merger may not be fully realized or may take longer to realize than expected; fluctuating stock market levels; the difficulty the stock market may have in valuing the business model of the combined company; and disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers.

         A discussion of these and other factors that could cause Swift's and M.S. Carriers results to differ materially from those described in the forward-looking statements can be found in the most recent Annual Reports on Forms 10-K of Swift and M.S. Carriers, filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (http://www.sec.gov). Swift undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, nothing herein shall constitute adoption or approval of any analyst report regarding Swift, nor any undertaking to update or comment upon analysts' expectations in the future.

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

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


SWIFT TRANSPORTATION CO., INC
March 23, 2001


/s/ William F. Riley III
----------------------------
William F. Riley III
Senior Executive Vice President,
Chief Financial Officer and Secretary

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